SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (Section)240.14a-11(c) or
     (Section)240.14a-12

                         CASTLE CONVERTIBLE FUND, INC.
                (Name of Registrant as Specified In Its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

         _______________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     5)  Total Fee Paid:

         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:

         _______________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

         _______________________________________________________________________

     3) Filing Party:

         _______________________________________________________________________

     4) Date Filed:

                         CASTLE CONVERTIBLE FUND, INC.
                             78 HEADQUARTERS PLAZA
                             WEST TOWER - 4TH FLOOR
                         MORRISTOWN, NEW JERSEY 07960

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

       The 2001 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 78 Headquarters Plaza, West Tower - 4th Floor, Morristown, New Jersey 07960, on December 4, 2001 at 12:30 P.M. for the following purposes:

       1. To elect eight (8) Directors for the ensuing year;

       2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 2002; and

       3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

       Shareholders of record as of the close of business on October 23, 2001 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.
                                             By order of the Board of Directors

                                                     DOROTHY SANDERS
                                                        SECRETARY

Dated: October 26, 2001
       Morristown, New Jersey

                                PROXY STATEMENT
                                      FOR
                    THE 2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         CASTLE CONVERTIBLE FUND, INC.
                        TO BE HELD ON DECEMBER 4, 2001


                                 INTRODUCTION

       The accompanying Proxy is being solicited by the Management of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of
Shareholders to be held at 12:30 P.M. on December 4, 2001 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

       If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1 and 2, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also has the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

       This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about October 26, 2001. The temporary address of the principal executive office of the Fund is 78 Headquarters Plaza, West Tower - 4th Floor, Morristown, New Jersey 07960. The Fund will relocate to 111 Fifth Avenue - 2nd Floor, New York, NY 10003 in January 2002.

       A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND, 78 HEADQUARTERS PLAZA, WEST TOWER - 4TH FLOOR, MORRISTOWN, NEW JERSEY 07960 OR BY CALLING 800-223-3810 TOLL-FREE.


                    INFORMATION REGARDING VOTING SECURITIES

       The Fund has only one class of shares of which 2,236,000 shares were issued and outstanding as of the close of business on October 23, 2001, the record date for determining shareholders entitled to receive notice of and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

       The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 23, 2001.


                                                          AMOUNT OF
      TITLE OF               NAME AND ADDRESS            BENEFICIAL       PERCENTAGE OF
       CLASS               OF BENEFICIAL OWNERS           OWNERSHIP           CLASS
----------------------------------------------------------------------------------------
     Common Stock     Alger Associates, Inc.          443,008 Shs.*      19.81%
                      78 Headquarters Plaza
                      West Tower - 4th Floor
                      Morristown, New Jersey 07960

     Common Stock     All Directors and               453,011 Shs.**     20.26%
                      Officers as a Group

----------------------------
* Included in this figure are 71,844 shares owned by Fred Alger & Company, Incorporated, and 482 shares owned by Alger Shareholder Services, Inc., wholly-owned subsidiaries of Alger Associates, Inc.

** Included  in  this  figure  are  451,470 shares beneficially owned by Fred M.
   Alger, III, 1,441 shares beneficially owned by Lester L. Colbert, Jr., and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Included in the shares beneficially owned by Fred M. Alger are the 443,008 shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger, III by virtue of his control of Alger Associates, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS


       Eight directors are to be elected at the meeting, to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Each of the nominees is currently a Director of the Fund; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.


       Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 78 Headquarters Plaza, West Tower - 4th Floor, Morristown, New Jersey 07960. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

       Mr. Fred M. Alger, III beneficially owns approximately 44.48% of Alger Associates' outstanding voting securities.

       The following table provides certain information about the nominees, including age, position with the Fund, business experience and ownership of shares of the Fund.

                                                                                     SHARES OF THE
                                                                                   FUND BENEFICIALLY
                                                              POSITION WITH         OWNED DIRECTLY
                 NAME, AGE AND BUSINESS                        THE FUND AND         OR INDIRECTLY,      PERCENTAGE
                   EXPERIENCE FOR THE                           PERIOD OF                AS OF           OF SHARES
                    LAST FIVE YEARS                              SERVICE           OCTOBER 23, 2001     OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
* Fred M. Alger, III, 66                                  Director and            451,470 Shs.**       20.19%
    Chairman of the Boards and President of Alger         Chairman of
    Associates, the Adviser, Alger, Alger Properties,     the Board since
    Inc. ("Properties"), Alger Shareholder Services,      1974
    Inc. ("Services"), Alger Life Insurance Agency,
    Inc. ("Agency"), and Fred Alger International
    Advisory S.A. ("International"). Chairman of the
    Boards of the Fund, The Alger Fund, The Alger
    American Fund, The Alger Retirement Fund,
    Spectra Fund, Alger SICAV ("SICAV") and
    Analysts Resources, Inc. ("ARI")

Charles F. Baird, Jr., 48                                 Director since 2000                0 Shs.        0%
    Managing Partner of North Castle Partners, a
    private equity securities group, since 1997;
    Chairman of Equinox, Leiner Health Products,
    Elizabeth Arden Day Spas, Grand Expeditions
    and EAS. Trustee of The Alger Fund, The Alger
    Retirement Fund and Spectra Fund. Formerly
    Managing Director of AEA Investors, Inc.

Roger P. Cheever, 56                                      Director since 2000                0 Shs.        0%
    Associate Dean for Development, Harvard
    University since 1997; Trustee of The Alger
    Fund, The Alger Retirement Fund and Spectra
    Fund. Formerly Deputy Director of the Harvard
    College Fund.

----------------------------
* Fred M. Alger, III is an "interested person" of the Fund as such term is defined in the Investment Company Act of 1940 because he is an "interested person" of the Adviser. James P. Connelly, Jr. may be considered an "interested person" of the Fund because of his executive position with Alger, the parent of the Adviser.
** Includes 443,008 shares of the Fund beneficially owned by Alger Associates directly or through wholly-owned subsidiaries. Fred M. Alger, III may be deemed beneficially to own such shares by virtue of his control of Alger Associates.

                                                                                       SHARES OF THE
                                                                                     FUND BENEFICIALLY
                                                                POSITION WITH         OWNED DIRECTLY
                 NAME, AGE AND BUSINESS                         THE FUND AND          OR INDIRECTLY,      PERCENTAGE
                   EXPERIENCE FOR THE                             PERIOD OF                AS OF           OF SHARES
                     LAST FIVE YEARS                               SERVICE           OCTOBER 23, 2001     OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
Lester L. Colbert, Jr., 67                                 Director since 1974      1,441 Shs.           0.06%
    Private investor since 1988; Trustee of The Alger
    Fund, The Alger Retirement Fund and Spectra
    Fund. Formerly Chairman of the Board,
    President and Chief Executive Officer of Xidex
    Corporation.

* James P. Connelly, Jr. 38                                Vice Chairman of the         0 Shs.              0%
    Executive Vice President of Alger; Vice                Board since 2000
    Chairman of The Alger Fund, The Alger
    Retirement Fund and Spectra Fund; Director of
    International and SICAV.

Stephen E. O'Neil, 69                                      Director since 1973          0 Shs.              0%
    Attorney; private investor since 1981; Director of
    NAHC, Inc. and Brown-Forman Corporation;
    Trustee of The Alger Fund, The Alger American
    Fund, The Alger Retirement Fund and Spectra
    Fund. Formerly of Counsel to the law firm of
    Kohler & Barnes; formerly President and Vice
    Chairman of City Investing Company; formerly
    Director of Centerre Bancorporation and Syntro
    Corporation.

Nathan E. Saint-Amand, M.D., 63                            Director since 1986        100 Shs.              0%
    Medical doctor in private practice; Co-Partner,
    Fishers Island Partners; Member of the Board of
    the Manhattan Institute; Trustee of The Alger Fund,
    The Alger American Fund, The Alger Retirement
    Fund and Spectra Fund. Formerly Co-Chairman
    Special Projects Committee of Memorial Sloan
    Kettering.

                                                                                       SHARES OF THE
                                                                                     FUND BENEFICIALLY
                                                                POSITION WITH         OWNED DIRECTLY
                 NAME, AGE AND BUSINESS                         THE FUND AND          OR INDIRECTLY,      PERCENTAGE
                   EXPERIENCE FOR THE                             PERIOD OF                AS OF           OF SHARES
                     LAST FIVE YEARS                               SERVICE           OCTOBER 23, 2001     OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
B. Joseph White, 54                                           Director since             0 Shs.              0%
    Dean, University of Michigan Business School;             February 1999
    President, William Davidson Institute at the
    University of Michigan Business School;
    Professor of Business Administration, University
    of Michigan Business School; Director, Gordon
    Food Service; Trustee and Chair, Audit
    Committee, Equity Residential Properties Trust;
    Director and Chair, Compensation Committee,
    Kelly Services, Inc.; Trustee of The Alger Fund,
    The Alger American Fund, The Alger Retirement
    Fund and Spectra Fund.

OFFICERS, DIRECTORS AND RELATED MATTERS

       No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or Director of the Fund. Each Director of the Fund who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, receives from the Fund a fee of $2,000 for each meeting he attends, to a maximum of $8,000. During the fiscal year ended October 31, 2000, all such Directors who are nominees received an aggregate of $32,000 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to nominees who are not interested persons of the Fund and who were Directors during the fiscal year ended October 31, 2000.


                               COMPENSATION TABLE

                                                               TOTAL COMPENSATION PAID TO DIRECTORS FROM
                                                                      THE ALGER RETIREMENT FUND,
                                         AGGREGATE                          THE ALGER FUND,
                                        COMPENSATION                   THE ALGER AMERICAN FUND,
                                            FROM                   CASTLE CONVERTIBLE FUND, INC. AND
       NAME OF DIRECTOR        CASTLE CONVERTIBLE FUND, INC.                 SPECTRA FUND.
--------------------------------------------------------------------------------------------------------
Charles F. Baird, Jr.                      $    0                               $11,000
Roger P. Cheever                           $    0                               $11,000
Lester L. Colbert, Jr.                     $8,000                               $19,000
Stephen E. O'Neil                          $8,000                               $36,000
Nathan E. Saint-Amand, M.D.                $8,000                               $36,000
B. Joseph White                            $8,000                               $36,000

       Messrs. Baird and Cheever were elected to the Board at the December 2000 Annual Meeting of Shareholders. Four regular meetings of the Board of Directors were held during the fiscal year ended October 31, 2000. During that period each of the Directors attended at least 75% of the meetings of the Board held during the time he was a Director.

       The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, met once during the fiscal year ended October 31, 2000. The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions.

       The following table provides certain information about the officers of the Fund. Officers are elected annually.



                                                           POSITION WITH
                NAME, AGE AND BUSINESS                     THE FUND AND
                  EXPERIENCE FOR THE                         PERIOD OF
                    LAST FIVE YEARS                           SERVICE
--------------------------------------------------------------------------------------------------
Gregory S. Duch, 50                                      Treasurer since
    Executive Vice President, Treasurer and Director     1989
    of Alger Associates, the Adviser and Properties;
    Executive Vice President and Treasurer of Alger,
    Services, Agency and ARI; Treasurer of the
    Fund, The Alger Fund, The Alger American
    Fund, The Alger Retirement Fund and Spectra
    Fund; Treasurer and Director of International.

Dorothy Sanders, 46                                      Secretary since
    Since 2000, Senior Vice President, General           September 2000
    Counsel and Secretary of Alger; General Counsel
    and Secretary of Alger Associates, the Adviser,
    Properties, Services, Agency and ARI; Secretary
    of the Fund, The Alger Fund, The Alger
    American Fund, The Alger Retirement Fund and
    Spectra Fund. Formerly Senior Vice President of
    Fleet Financial Group; formerly Vice President
    of Shawmut Bank.

Frederick A. Blum, 47                                    Assistant Secretary and
    Senior Vice President of the Adviser; Assistant      Assistant Treasurer
    Secretary and Assistant Treasurer of The Alger       since 1997
    Fund, The Alger American Fund, The Alger
    Retirement Fund and Spectra Fund.

       Management recommends that shareholders vote FOR Proposal No. 1.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Adviser, have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2002. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires.

       AUDIT COMMITTEE REPORT. The Audit Committee oversees (a) the Fund's accounting and financial reporting policies and practices and the Fund's internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The Fund has adopted an Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. At its meeting held on December 5, 2000, the Committee reviewed and discussed with Fund management and Arthur Andersen LLP, independent auditors to the Fund, the audit of the Fund's financial statements and further discussed with Arthur Andersen LLP certain matters required to be discussed by Statements on Auditing Standards No. 61. The Committee received from Arthur Andersen LLP written disclosures and the letter required by Independence Standards Board Standard No. 1. Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2000.

       The  members  of  the Audit Committee are Lester L. Colbert, Jr., Stephen
E. O'Neil and B. Joseph White. None of the members of the Committee is an "interested person" of the Fund and each is "independent" as defined in the listing standards of the American Stock Exchange.

       AUDIT FEES. The following table sets forth the fees paid to Arthur Andersen LLP for the fiscal year ended October 31, 2000 for professional services rendered for (i) the audit of the Fund's financial statements for that fiscal year, (ii) the financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund, and (iii) all other services provided to the Fund and the other entities referred to under item (ii) herein.


                    FINANCIAL INFORMATION SYSTEMS
    AUDIT FEES     DESIGN AND IMPLEMENTATION FEES            ALL OTHER FEES
    ----------     -------------------------------           --------------
     $17,000                   None                            $10,475
                                                     (Preparation of tax returns
                                                        and related services)

The Committee has determined that the provision of non-audit services reflected in the table is compatible with maintaining Arthur Andersen LLP's independence.

       Management recommends that shareholders vote FOR Proposal No. 2.


                                   LITIGATION

       The Fund is not a party to any material litigation.


                                 OTHER MATTERS

       Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.


                            SHAREHOLDERS' PROPOSALS

       A shareholder proposal intended to be presented at the Fund's 2002 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be addressed to:

Castle Convertible Fund, Inc.
78 Headquarters Plaza
West Tower - 4th Floor
Morristown, New Jersey 07960
Attn: Secretary

       IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Dated: October 26, 2001


                                   APPENDIX A

                         CASTLE CONVERTIBLE FUND, INC.
                            AUDIT COMMITTEE CHARTER

1.      The  Audit Committee shall be composed entirely of Directors who are not
       "interested   persons"  of  the  Fund  ("non-interested  Directors"),  as defined in the Investment Company Act of 1940, as amended.

2.     The purposes of the Audit Committee are:

       (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and as appropriate, the internal controls of certain service providers;

       (b)        to   oversee   the  quality  and  objectivity  of  the  Fund's
                  financial statements and the independent audit thereof; and

       (c) to act as liaison between the Fund's independent auditors and the full Board of Directors.

       The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

       (a) to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment adviser, and to receive the auditors' specific representations as to their independence;

       (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits;
                  (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to tender to the Board and shareholders;

       (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors; and

       (d) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters, including the selection, retention, or termination of auditors, as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

6. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                         CASTLE CONVERTIBLE FUND, INC.
                                     PROXY
                ANNUAL MEETING OF SHAREHOLDERS DECEMBER 4, 2001

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies  of  the  undersigned, with power of substitution, to vote, as indicated
herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 23, 2001, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 78 Headquarters Plaza, West Tower - 4th Floor, Morristown, New Jersey 07960 at 12:30 P.M. on December 4, 2001, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.



(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [ ] OR  [X} IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS     FOR all nominees listed below (except     WITHHOLD AUTHORITY to vote
                             as marked to the contrary below) [ ]      for all nominees listed below [ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. Fred M. Alger, III, Charles
F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., James P. Connelly, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand, B. Joseph White

2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent public accountants of the Fund.

                        FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

3. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                       ---------------------------------------------------------
                          Signature(s)               Signature(s)

                       ---------------------------------------------------------
                           Dated    Social Security or Tax Identification Number
                       THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE MAILED PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NJ 07302. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE.